[LOGO OMITTED]

SUMMARY PROSPECTUS -- MARCH 1, 2017 (AS AMENDED JULY 18, 2017)

SCHRODER EMERGING MARKETS SMALL CAP FUND

CLASS/TICKER: INVESTOR SHARES/SMLNX, R6 SHARES/SMLRX
--------------------------------------------------------------------------------

BEFORE YOU INVEST, YOU MAY WANT TO REVIEW THE FUND'S FULL PROSPECTUS, WHICH CONTAINS MORE INFORMATION ABOUT THE FUND AND ITS RISKS. YOU CAN FIND THE FUND'S FULL PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND, INCLUDING ITS STATEMENT OF ADDITIONAL INFORMATION (SAI) AND MOST RECENT REPORTS TO SHAREHOLDERS, ONLINE AT WWW.SCHRODERFUNDS.COM. YOU CAN ALSO GET THIS INFORMATION AT NO COST BY CALLING 800-464-3108. THIS SUMMARY PROSPECTUS INCORPORATES BY REFERENCE THE FUND'S ENTIRE PROSPECTUS AND SAI, EACH DATED MARCH 1, 2017, AS SUPPLEMENTED OR REVISED, AND THE FINANCIAL STATEMENTS INCLUDED IN THE FUND'S ANNUAL REPORT TO SHAREHOLDERS, DATED OCTOBER 31, 2016.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                                                       R6 SHARES      INVESTOR SHARES
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Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)             2.00%             2.00%
------------------------------------------------------------------------------------------------------------------------------------

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ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       R6 SHARES      INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees(1)                                                                       1.15%             1.15%
Distribution (12b-1) Fees                                                                None              None
Other Expenses (2)                                                                       2.77%             2.92%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     3.92%             4.07%
Less: Fee Waiver and/or Expense Reimbursement (3)                                       (2.57)%           (2.57)%
------------------------------------------------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                                                       1.35%             1.50%
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

(1)  Management Fees have been restated to reflect current fees.

(2) "Other Expenses" shown for Investor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to the class. For the fiscal year ended October 31, 2016, the Fund paid 0% of the average daily net assets attributable to its Investor Shares under the plan. Other Expenses have been restated to reflect estimated fees and expenses for the upcoming fiscal year.

(3) In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2019 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.35% of the R6 Shares' average daily net assets, and for the Fund's Investor Shares, exceed 1.50% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2019, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

----------------------------------------------------------------------------------------------------------------
                                                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------
R6 Shares (whether or not shares are redeemed)             $137        $790        $1,643        $3,859
----------------------------------------------------------------------------------------------------------------
Investor Shares (whether or not shares are redeemed)       $153        $843        $1,715        $3,990
----------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

SCHRODER EMERGING MARKETS SMALL CAP FUND                     SUMMARY PROSPECTUS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks long-term capital appreciation by investing principally in a portfolio of equity securities of small cap emerging markets companies. The Fund's sub-adviser currently considers "emerging market" companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented in the MSCI Emerging Markets Small Cap Index (the "Index") or in any other widely-recognized index of emerging market securities. The Index includes stocks of issuers in 23 countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund's sub-adviser may in the future expand that universe of emerging market countries in light of economic, market, and financial developments. The Fund invests in countries and companies that its sub-adviser believes offer the potential for capital appreciation. Although the Fund will typically seek to allocate its investments among a number of different emerging market countries, there is no percentage limit on the Fund's investments in any one emerging market country or geographic region; the sub-adviser may refer to the country allocation of the Fund's benchmark when making allocation decisions. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund's sub-adviser currently considers a company to be a small cap company if, at the time of purchase, its market capitalization places it among the companies that make up the bottom 30% of the total market capitalization of the emerging market universe. Solely for purposes of determining this 30% threshold, the Fund's sub-adviser shall reference the market capitalization of companies included in the MSCI Emerging Markets Investable Market Index or in any other widely-recognized index of emerging market securities. The market capitalization range of the MSCI Emerging Markets Investable Market Index was $70.9 million to $252.8 billion, as of January 31, 2017, and is expected to change frequently. In selecting companies for investment by the Fund, the sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund's sub-adviser also considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies the Fund's sub-adviser considers to be "emerging market" small cap companies at the time of investment.

The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, index-linked warrants, and securities issued in initial public offerings ("IPOs"). The Fund may invest in participatory notes, sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities. The Fund may invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) ("ETFs"). An investment in a closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of small cap emerging market issuers, or other funds with comparable investment policies, will be treated as an investment in equity securities of small cap emerging market issuers for purposes of determining the Fund's compliance with the 80% test described above (including in cases where the other fund's criteria for determining whether a company is a small cap emerging market company are not identical to those of the Fund).

Although the Fund does not intend to invest significantly in derivative instruments, it may use structured notes, equity-linked notes, swap transactions, index futures, and other derivatives instruments in pursuing its principal investment strategies. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the sub-adviser, to investments in emerging market small cap securities may be counted toward satisfaction of the 80% policy described above. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

PRINCIPAL RISKS

IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

o MARKET RISK: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

o EMERGING MARKETS SECURITIES RISK: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

o LIQUIDITY RISK: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk;

o FOREIGN SECURITIES RISK: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

SCHRODER EMERGING MARKETS SMALL CAP FUND                     SUMMARY PROSPECTUS
--------------------------------------------------------------------------------

o FOREIGN CURRENCIES RISK: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

o EQUITY SECURITIES RISK: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

o CONVERTIBLE SECURITIES RISK: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

o SMALL CAP COMPANIES RISK: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

o WARRANTS RISK: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

o COUNTERPARTY RISK: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

o DEPOSITARY RECEIPTS RISK: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

o INVESTMENTS IN POOLED VEHICLES RISK: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

o IPO RISK: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

o DERIVATIVES RISK: investing in derivative instruments, including structured notes, equity-linked notes, swap transactions and index futures, may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

o VALUATION RISK: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

o LARGE SHAREHOLDER RISK: certain account holders may from time to time own or control a significant percentage of the Fund's shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund's portfolio, increase the Fund's transaction costs and/or lead to the liquidation of the Fund;

o PORTFOLIO TURNOVER RISK: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

o LIMITED OPERATING HISTORY RISK: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's R6 Shares would be more favorable than the performance of its Investor Shares because R6 Shares are subject to lower expenses. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY PREDICTIVE OF FUTURE PERFORMANCE. Visit www.schroderfunds.com for more current performance information.

CALENDAR YEAR TOTAL RETURNS -- INVESTOR SHARES
CALENDAR YEAR END (THROUGH 12/31)

[BAR CHART OMITTED -                         Highest and Lowest Quarter Returns
PLOT POINTS AS FOLLOWS]                     (for periods shown in the bar chart)

10.92%                                      Highest                      Lowest
------                                      9/30/16                     12/31/16
 2016                                        8.96%                       -4.31%

SCHRODER EMERGING MARKETS SMALL CAP FUND                     SUMMARY PROSPECTUS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                                                     1 YEAR          (8/26/15)
------------------------------------------------------------------------------------------------------------------------------------
Investor Shares -- Return Before Taxes                                               10.92%           11.91%
Investor Shares -- Return After Taxes on Distributions                                9.33%           10.71%
Investor Shares -- Return After Taxes on Distributions and Sale of Fund Shares        6.61%            8.75%
R6 Shares -- Return Before Taxes                                                     10.99%           12.03%
------------------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Small Cap Index
(reflects no deduction for fees, expenses or taxes)                                   2.28%            6.71%
------------------------------------------------------------------------------------------------------------------------------------

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares will vary as a result of the different expenses of the share class.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- Schroder Investment Management North America Inc. ("Schroders")

SUB-ADVISER -- Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

PORTFOLIO MANAGERS --

TOM WILSON, CFA, Head of Emerging Market Equities, has managed the Fund since August 2016.

MATTHEW DOBBS, Head of Global Small Cap, has managed the Fund since its inception in 2015.

JAMES GOTTO, Portfolio Manager, has managed the Fund since its inception in 2015.

RICHARD SENNITT, Portfolio Manager, has managed the Fund since its inception
2015.

PURCHASE AND SALE OF FUND SHARES

INVESTOR SHARES are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 SHARES are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares. There is no minimum initial investment for eligible defined contribution plans.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

DIRECT PURCHASES AND REDEMPTIONS. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

TAX INFORMATION

The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.



                                                                 SCH-SM-001-0200